                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 15, 2000 relating to the financial statements of The Gwydion Company, LLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





PricewaterhouseCoopers LLP

San Jose, California
May 24, 2000